Supplement to

CALVERT VP SRI BALANCED PORTFOLIO

Calvert Variable Products Portfolios Prospectus
Dated April 30, 2011

Date of Supplement: September 14, 2011

Gregory Habeeb no longer serves as portfolio manager for Calvert VP SRI Balanced Portfolio (the “Portfolio”).

The portfolio management table under “Portfolio Management – Fixed-Income Investments” in the Portfolio Summary on page 4 is revised and restated as follows to reflect changes to the portfolio management team:

Fixed-Income Investments:

Portfolio		Length of Time
Manager Name	Title	Managing Portfolio
Michael Abramo	Vice President, Portfolio	Since September 2011
Manager

In addition, the portfolio management table for the Portfolio under “Management of Portfolio Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert VP SRI Balanced Portfolio – Fixed-income Investments of Calvert VP SRI Balanced Portfolio” on page 29 is revised and restated as follows:

Fixed-Income Investments of Calvert VP SRI Balanced Portfolio

Calvert Investment Management, Inc.

See “About Calvert” above.

Michael Abramo manages the day-to-day investment of the fixed-income investments of the Portfolio.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Michael Abramo	Mr. Abramo has been a member of the Calvert Taxable Fixed Income Team since 1999. Mr. Abramo became a Portfolio Manager for this Portfolio in September 2011.	Lead Portfolio Manager for fixed-income investments